Hartford Life Insurance Company Separate Account Two:

333-101950	Classic Director Outlook (Series II and IIR)
333-39612	Classic Director Outlook (Series I and IR)

Annual Product Information Notice Dated

May 1, 2008 to the Prospectus Dated May 1, 2007

Annual Product Information Notice

Dated May 1, 2008

Effective April 30, 2008, we will no longer file updated prospectuses and/or statements of additional information (“SAI”) for your variable annuity with the Securities and Exchange Commission. This Annual Product Information Notice updates information regarding your variable annuity.  Please keep this Notice for future reference.

Fund Data

Effective May 1, 2008, the following funds are added as additional investment options:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford HLS Series Fund II, Inc.
Hartford LargeCap Growth HLS Fund	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford MidCap Growth HLS Fund	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford SmallCap Value HLS Fund	Capital appreciation	HL Investment Advisors, LLC Sub-advised by Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc.
Hartford Series Fund, Inc.
Hartford Global Equity HLS Fund	Seeks long term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Effective May 1, 2008:

•                  The STI Classic Trust is renamed the Ridgeworth Variable Trust.  Accordingly, the following fund name changes take place:

OLD NAME	NEW NAME
STI Classic VT Large Cap Core Equity Fund	RidgeWorth Variable Trust Large Cap Core Equity Fund
STI Classic VT Large Cap Growth Stock Fund	RidgeWorth Variable Trust Large Cap Growth Stock Fund
STI Classic VT Large Cap Value Equity Fund	RidgeWorth Variable Trust Large Cap Value Equity Fund
STI Classic VT Mid-Cap Core Equity Fund	RidgeWorth Variable Trust Mid-Cap Core Equity Fund

Distribution Arrangements

For the fiscal year ended December 31, 2007, In-Bound Revenue Sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), Marketing Expense Allowances and Additional Payments did not exceed: $162.2 million (excluding indirect benefits received by offering HLS Funds as investment options), $15.8 million (approximately 0.25% of the Premium Payments invested in a particular Fund) and approximately $66.4 million ((excluding corporate-sponsorship related perquisites) or approximately 0.06% based on average assets), respectively.

Legal Matters

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

Miscellaneous

Information Regarding Tax-Qualified Retirement Plans, Section 6 is amended to include the following:

The required minimum distribution (RMD) amount for each year is determined generally by dividing the account balance by the applicable life expectancy.  This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year.  The RMD rules also contain a minimum benefit rule which may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse.  RMDs also can be made in the form of annuity payments that satisfy the rules set forth in regulations under the Code relating to RMDs, including incidental benefit restrictions.

HV-6667